EX-5.o


FIFTH THIRD PERSPECTIVE(R) (05/07)                                   JACKSON(SM)
                                                 NATIONAL LIFE INSURANCE COMPANY
FIXED AND VARIABLE ANNUITY
APPLICATION (VA220)                               Home Office: Lansing, Michigan
                                                                     WWW.JNL.COM
See back page for mailing address.

USE DARK INK ONLY - ALL PAGES MUST BE COMPLETED FOR "GOOD ORDER"


                                                        ----------------------------------------------------------------------------
                                                        External Account No. (if applicable)            Trade No. (if applicable)

                                                        ----------------------------------------------------------------------------

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REGISTRATION INFORMATION
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OWNER'S NAME (IF OWNED BY A NON-NATURAL ENTITY)

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OWNER'S NAME (FIRST)        (MIDDLE)        (LAST)           Date of Birth (mm/dd/yyyy)           ___ SSN  ___ TIN (include dashes)

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Home Address (Physical Address Required)                                CITY            STATE           ZIP

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Mailing Address (if different from Home Address)                        CITY            STATE           ZIP

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Age      Sex       U.S. Citizen        Phone No. (include area code)           E-Mail Address          Broker/Dealer Account Number
      __ M __ F    __ Yes __ No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract on the first death of either Owner.)
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(FIRST)                 (MIDDLE)                        (LAST)                          ___ SSN  ___ TIN (include dashes)

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Home Address (Physical Address Required)         CITY          STATE         ZIP           Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age      Sex           U.S. Citizen       Phone No. (include area code)           E-Mail Address
                                         __ M __ F     __ Yes __ No
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ANNUITANT'S NAME (if other than Owner) (FIRST)   (MIDDLE)       (LAST)                     ___ SSN  ___ TIN (include dashes)

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Home Address (number and street)          CITY            STATE           ZIP              Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age      Sex           U.S. Citizen       Phone No. (include area code)           E-Mail Address
                                         __ M __ F     __ Yes __ No
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JOINT ANNUITANT'S NAME (if other than Joint Owner) (FIRST)   (MIDDLE)       (LAST)                ___ SSN  ___ TIN (include dashes)

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Home Address (number and street)          CITY            STATE           ZIP              Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age      Sex           U.S. Citizen       Phone No. (include area code)
                                         __ M __ F     __ Yes __ No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type. For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.
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               Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)

Primary        ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner (Check One)     Date of Birth (mm/dd/yyyy)     Address (number and street)     City, State, ZIP
               ___ Spouse
               ___ Other _________________
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__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

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__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

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__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

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ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE. On written request, the Company will provide to the contract Owner, within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If, for any reason, the contract Owner is not satisfied, the Contract may be returned to the Company or agent within 10 days (30 days if YOU WERE AGE 65 OR
OLDER ON THE DATE THE APPLICATION WAS SIGNED or it was purchased as a replacement contract) after delivery and the Contract Value, without deductions for any sales charges for the business day on which the Contract is received at its Service Center, will be returned.

VDA 220 05/07                                                                                                           FT4173 05/07

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ANNUITY TYPE
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__ Non-Tax Qualified                      __ IRA - SEP                          __ IRA - Individual*
__ 401(k) Qualified Savings Plan          __ IRA - Custodial                    __ IRA - Roth*
__ HR-10 (Keogh) Plan                     __ Other -________                    *Tax Contribution Years and Amounts:
__ 403(b) TSA (Direct Transfer Only)                                            Year:______   $______
                                                                                Year:______   $______
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TRANSFER INFORMATION
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                                  Transfer request submitted directly to another institution?  __ Yes    __ No
__ IRC 1035 Exchange              If yes, complete the following:
__ Direct Transfer                Anticipated Amount:                              $________________
__ Direct Rollover                Anticipated Date of Receipt (mm/dd/yyyy):         ________________
__ Non-Direct Rollover            Institution releasing funds: _____________________________________
                                  Account Number: __________________________________________________
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INITIAL PREMIUM                                                          INCOME DATE
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Amount of premium with application: $__________________                  PLEASE SPECIFY DATE (mm/dd/yyyy):__________________
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY(R)    If an Income Date is not specified, the Company will
                                                                         default to the Latest Income Date as shown in the
                                                                         contract.
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OPTIONAL DEATH BENEFITS
                  ALL OPTIONAL DEATH BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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If no Optional Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

Please select only one option:

     1. ___ Highest Anniversary Value Death Benefit
     2. ___ Combination of 5% Roll-Up and Highest Anniversary Value Death Benefit (4% if the Owner is age 70 or older on the date of issue).

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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OTHER OPTIONAL BENEFITS
                     ALL OPTIONAL BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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A. EARNINGS PROTECTION BENEFIT                              GUARANTEED LIVING BENEFIT OPTIONS (CONTINUED)
   __ EarningsMax(R)
                                                            Guaranteed Minimum Withdrawal Benefits (GMWB)
B. WITHDRAWAL OPTIONS                                          __ SAFEGUARD 7 PLUS(SM)
   __ 20% Free Withdrawal Benefit (1)                             (7% GMWB with 5-Year Step-Up)
   __ 5-Year Withdrawal Charge Schedule                        __ AUTOGUARD 5(SM)
                                                                  (5% GMWB with Annual Step-Up)
C. CONTRACT ENHANCEMENT OPTIONS                                __ AUTOGUARD 6(SM)
   (MAY SELECT ONLY ONE)                                          (6% GMWB with Annual Step-Up)
   __ 2% of first-year premium                                 __ LIFEGUARD ADVANTAGE(SM)
   __ 4% of first-year premium                                    (5% For Life GMWB with Bonus and Annual Step-Up)
   __ 5% of first-year premium (2)                             __ LIFEGUARD ASCENT(SM)
                                                                  (For Life GMWB with Annual Step-Up)
                                                               __ LIFEGUARD ASCENT WITH JOINT OPTION(SM) (4)(5)
D. GUARANTEED LIVING BENEFIT OPTIONS                              (Joint For Life GMWB with Annual Step-Up)
   (MAY SELECT ONLY ONE GMAB OR GMWB)

   Guaranteed Minimum Accumulation Benefit (GMAB)
   __ GMAB (3)

                                ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

(1)  May not be selected in combination with the 4% or 5% Contract Enhancements.

(2)  If selected, premium payments will not be accepted after the first Contract
     Year.

(3) May not be selected in combination with a Contract Enhancement or with the Capital Protection Program. Premium payments will not be accepted after 90 days of the Issue Date. The required allocation percentage can be obtained from the Company.

(4) For Non-Qualified plans, spousal joint ownership required. Please ensure the Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed.

(5)  For Qualified plans, 100% spousal primary beneficiary designation required.
     Please  ensure the Primary  Beneficiary  section on Page 1  (including  the
     "Relationship to Owner" box) is properly completed.
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
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                                                                                TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
PREMIUM ALLOCATION                                                        WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%
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NUMBER          PORTFOLIOS                                            NUMBER          PORTFOLIOS
205 ___% Fifth Third Disciplined Value VIP                            222 ___% JNL/Mellon Capital Mgmt Nasdaq(R) 15
204 ___% Fifth Third Mid Cap VIP                                      244 ___% JNL/Mellon Capital Mgmt NYSE(R) International 25
202 ___% Fifth Third Quality Growth VIP                               074 ___% JNL/Mellon Capital Mgmt S&P 24
203 ___% Fifth Third Balanced VIP                                     223 ___% JNL/Mellon Capital Mgmt Value Line(R) 25
196 ___% JNL(R)/AIM Large Cap Growth                                  248 ___% JNL/Mellon Capital Mgmt S&P SMid 60
206 ___% JNL/AIM Real Estate                                          096 ___% JNL/Mellon Capital Mgmt Dow Dividend
195 ___% JNL/AIM Small Cap Growth                                     225 ___% JNL/Mellon Capital Mgmt VIP
066 ___% JNL/Credit Suisse Global Natural Resources                   191 ___% JNL/Mellon Capital Mgmt Communications
068 ___% JNL/Credit Suisse Long/Short                                 185 ___% JNL/Mellon Capital Mgmt Consumer Brands
115 ___% JNL/Eagle Core Equity                                        189 ___% JNL/Mellon Capital Mgmt Financial Sector
116 ___% JNL/Eagle SmallCap Equity                                    188 ___% JNL/Mellon Capital Mgmt Healthcare Sector
150 ___% JNL/FI Balanced                                              190 ___% JNL/Mellon Capital Mgmt Oil & Gas Sector
101 ___% JNL/FI Mid-Cap Equity                                        187 ___% JNL/Mellon Capital Mgmt Technology Sector
062 ___% JNL/Franklin Templeton Founding Strategy                     054 ___% JNL/Mellon Capital Mgmt Enhanced S&P 500 Stock Index
069 ___% JNL/Franklin Templeton Global Growth                         173 ___% JNL/Oppenheimer Global Growth
075 ___% JNL/Franklin Templeton Income                                078 ___% JNL/PIMCO Real Return
064 ___% JNL/Franklin Templeton Mutual Shares                         127 ___% JNL/PIMCO Total Return Bond
208 ___% JNL/Franklin Templeton Small Cap Value                       136 ___% JNL/PPM America High Yield Bond
110 ___% JNL/Goldman Sachs Core Plus Bond                             106 ___% JNL/PPM America Value Equity
207 ___% JNL/Goldman Sachs Mid Cap Value                              105 ___% JNL/Putnam Equity
076 ___% JNL/Goldman Sachs Short Duration Bond                        148 ___% JNL/Putnam Midcap Growth
113 ___% JNL/JPMorgan International Equity                            104 ___% JNL/Select Balanced
126 ___% JNL/JPMorgan International Value                             103 ___% JNL/Select Global Growth
109 ___% JNL/JPMorgan U.S. Government & Quality Bond                  102 ___% JNL/Select Large Cap Growth
077 ___% JNL/Lazard Emerging Markets                                  107 ___% JNL/Select Money Market
132 ___% JNL/Lazard Mid Cap Value                                     179 ___% JNL/Select Value
131 ___% JNL/Lazard Small Cap Value                                   111 ___% JNL/T. Rowe Price Established Growth
123 ___% JNL/Mellon Capital Mgmt S&P 500(R) Index                     112 ___% JNL/T. Rowe Price Mid-Cap Growth
124 ___% JNL/Mellon Capital Mgmt S&P(R) 400 MidCap Index              149 ___% JNL/T. Rowe Price Value
128 ___% JNL/Mellon Capital Mgmt Small Cap Index
129 ___% JNL/Mellon Capital Mgmt International Index                  THE FOLLOWING 5 OPTIONS ARE S&P PORTFOLIOS
133 ___% JNL/Mellon Capital Mgmt Bond Index                           227 ___% JNL/S&P Managed Conservative
242 ___% JNL/Mellon Capital Mgmt Index 5                              226 ___% JNL/S&P Managed Moderate
145 ___% JNL/Mellon Capital Mgmt Dow(SM) 10                           117 ___% JNL/S&P Managed Moderate Growth
193 ___% JNL/Mellon Capital Mgmt S&P 10                               118 ___% JNL/S&P Managed Growth
183 ___% JNL/Mellon Capital Mgmt Global 15                            119 ___% JNL/S&P Managed Aggressive Growth
184 ___% JNL/Mellon Capital Mgmt 25
186 ___% JNL/Mellon Capital Mgmt Select Small-Cap                     FIXED ACCOUNT OPTIONS
224 ___% JNL/Mellon Capital Mgmt JNL 5                                041 __% 1-year
243 ___% JNL/Mellon Capital Mgmt 10 x 10                              043 __% 3-year
079 ___% JNL/Mellon Capital Mgmt JNL Optimized 5                      045 __% 5-year
                                                                      047 __% 7-year


                                 TO SELECT CAPITAL PROTECTION PROGRAM,
                         AUTOMATIC REBALANCING OR DCA+, PLEASE SEE NEXT PAGE.

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                         ALL PREMIUM ALLOCATION OPTIONS MAY NOT BE AVAILABLE IN ALL STATES.
                    RESTRICTIONS MAY APPLY AT JACKSON'S DISCRETION ON A NON-DISCRIMINATORY BASIS.
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                                                                                                                         Page 3 of 6
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

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CAPITAL PROTECTION PROGRAM
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 __ Yes __ No    (If no selection is made, Jackson(SM) will default  to "No.")

If you marked "Yes", which Fixed Account Option do you wish to select for the Capital Protection Program? Select only one.

 __ 1-Year    __ 3-Year    __ 5-Year    __ 7-Year

Having  selected  the Capital  Protection  Program,  the balance of your initial premium will be allocated as indicated in the Premium Allocation Section on page 3.
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SYSTEMATIC INVESTMENT
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___ CHECK HERE FOR AUTOMATIC REBALANCING. Only the                   DCA+ ($15,000 CONTRACT MINIMUM)
Portfolios selected in the Premium Allocation Section and the        030 ____% 6-month
1-year Fixed Account (if selected) will participate in the           032 ____% 12-month
program. The 3-, 5- and 7-year Fixed Accounts are not
available for Automatic Rebalancing.                                 IF DCA+ IS SELECTED, YOU MUST ATTACH THE SYSTEMATIC INVESTMENT
                                                                     FORM (V2375).
Frequency:  ___ Monthly         ___ Quarterly
            ___ Semi-Annual     ___ Annual                           DCA+ provides an automatic monthly transfer to the selected
                                                                     Portfolio(s) so the entire amount invested in this program,
Start Date: ___________________________________________              plus earnings, will be transferred by the end of the DCA+ term selected.
If no date is selected, the program will begin one
month/quarter/half year/year (depending on the frequency
you selected) from the date Jackson applies the first
premium payment. If no frequency is selected, the frequency
will be annual.
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

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TELEPHONE/ELECTRONIC TRANSFERS AUTHORIZATION
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DO YOU WISH TO AUTHORIZE THESE TYPES OF TRANSFERS?
                                 ___ Yes      ____ No

By checking "Yes", I (We) authorize Jackson National Life Insurance Company (Jackson) to accept fund transfers/allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our) Representative subject to Jackson's administrative procedures. Jackson has administrative procedures that are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If Jackson fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures.

I (We) agree that Jackson, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, notwithstanding subsequent allegations of error or mistake in connection with any such transaction instruction.

IF NO ELECTION IS MADE, JACKSON WILL DEFAULT TO "NO" FOR RESIDENTS OF NORTH DAKOTA AND NEW HAMPSHIRE AND TO "YES" FOR RESIDENTS OF ALL OTHER STATES.
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ELECTRONIC RECEIPT OF STATEMENTS/CORRESPONDENCE
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I (We) consent ___ to electronic delivery of the following:

___ quarterly statements     ___ prospectuses and prospectus supplements
___ periodic and immediate   ___ proxy and other voting materials, related
    confirmations                correspondence
___ annual and semi-annual   ___ other documents from Jackson National Life
    reports                      Insurance Company.

This consent will continue unless and until revoked and will cover delivery to you in the form of a compact disc, by e-mail or by notice to you of a document's availability on a web-site.

I (We) do not consent ___ to electronic delivery for any of the documents listed above.

The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows:

     To view and download material electronically, you must have a computer with Internet access, an active e-mail account, Adobe Acrobat Reader and/or a CD-ROM drive. If you don't already have Adobe Acrobat Reader, you can download it free from WWW.ADOBE.COM

I (We) do __ do not ___ have ready access to computer hardware and software that meet the above requirements. My e-mail address is:__________________________. I
(We) will notify the company of any new e-mail address.

There is no charge for electronic delivery, although you may incur the costs of Internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson. Please make certain you have given Jackson a current e-mail address. Also let Jackson know if that e-mail address changes. We may need to notify you of a document's availability through e-mail. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate Jackson Service Center or go to www.jnl.com to update your e-mail address, revoke your consent to electronic delivery, or request paper copies. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any document or communication in paper form. This consent will need to be supplemented by specific electronic consent upon receipt of any of these means of electronic delivery or notice of availability.
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                                                                     Page 4 of 6
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

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IMPORTANT - PLEASE READ CAREFULLY - SIGNATURE(S) REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
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STATEMENT REGARDING EXISTING POLICIES OR ANNUITY CONTRACTS

I (We) certify that:

___ I (We) do not have any existing life insurance policies or annuity contracts.

___  I (We) do have  existing  life  insurance  policies  or annuity  contracts.
     PRODUCER: IF THE APPLICANT DOES HAVE EXISTING LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS YOU MUST PRESENT AND READ TO THE APPLICANT THE NOTICE REGARDING REPLACEMENT (X0512 - STATE VARIATIONS MAY APPLY) AND RETURN THE NOTICE, SIGNED BY BOTH THE PRODUCER AND THE APPLICANT, WITH THE APPLICATION.

                         COMPLETE X0512 WHERE REQUIRED
--------------------------------------------------------------------------------
REPLACEMENT
ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT?
___ YES ___ NO  IF "YES", COMPLETE THE FOLLOWING.
--------------------------------------------------------------------------------
Company Name            Contract No.            Anticipated Transfer Amount
                                                $
--------------------------------------------------------------------------------
Company Name            Contract No.            Anticipated Transfer Amount
                                                $
--------------------------------------------------------------------------------

1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS, DEATH BENEFIT VALUES, AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO IN THE SEPARATE ACCOUNT OF JACKSON ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity and for each available portfolio.

5. The contract I (We) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.

6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.

7. I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTIONS ARE SUBJECT TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR TO THE END OF THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.

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SIGNATURES
--------------------------------------------------------------------------------
Owner's Signature             Date Signed (mm/dd/yyyy)        State where signed

--------------------------------------------------------------------------------
Owner Title (If owned by an entity)

--------------------------------------------------------------------------------
Joint Owner Signature         Date Signed (mm/dd/yyyy)        State where signed

--------------------------------------------------------------------------------
Annuitant's Signature
(if other than Owner)

--------------------------------------------------------------------------------

Joint Annuitant's Signature   Date Signed (mm/dd/yyyy)        State where signed
(if other than Joint Owner)

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                    PRODUCER/REPRESENTATIVE PLEASE COMPLETE
                        AND SUBMIT PAGE 6 FOR GOOD ORDER


                                                                     Page 5 of 6
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
--------------------------------------------------------------------------------
PRODUCER/REPRESENTATIVE'S STATEMENT - SIGNATURE(S) REQUIRED BELOW - THIS ENTIRE SECTION MUST BE COMPLETED FOR "GOOD ORDER"
--------------------------------------------------------------------------------
PRODUCER/REPRESENTATIVE'S CERTIFICATION REGARDING SALES MATERIAL
Important Note: Complete this certification section only if the applicant answered affirmatively to the Statement Regarding Existing Policies or Annuity Contracts AND answered "Yes" to EITHER question 1 or 2 on the Notice Regarding Replacement (Form X0512 - state variations may apply).
I certify that:

__ I did not use sales material(s) during the presentation of this Jackson product to the applicant.

__ I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant. In addition, copies of all approved sales material(s) used during the presentation were left with the applicant.
--------------------------------------------------------------------------------
PRODUCER/REPRESENTATIVE'S STATEMENT

I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790 - state variations may apply) and ensure that this replacement is consistent with that position. By signing this form, I certify that the statement regarding any applicable life insurance policies or annuity contracts and the statement regarding sales material have been answered correctly to the best of my knowledge.

I certify that: I am authorized and qualified to discuss the contract herein applied for; I have fully explained the contract to the client, including contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate.


----------------------------------------------------------------------------------------------------------------
Producer/Representative's Full Name   (First)     (Middle)     (Last)             Phone No. (include area code)
(please print)

----------------------------------------------------------------------------------------------------------------
Producer/Representative's Signature                                               Date Signed (mm/dd/yyyy)

----------------------------------------------------------------------------------------------------------------
Address (number and street)                     City, State, ZIP (xxxxx-xxxx)

----------------------------------------------------------------------------------------------------------------
E-Mail Address                 Contact your home office for program information. (If none indicated, designated default will be used.)
                                   __ Option A   __ Option B  __ Option  C __  Option D __  Option E
----------------------------------------------------------------------------------------------------------------
Broker/Dealer Name              Broker/Dealer Representative No.              Jackson Producer/Representative No.

----------------------------------------------------------------------------------------------------------------


ARKANSAS, COLORADO, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA, TENNESSEE, AND WEST VIRGINIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In COLORADO, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.


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                        MAILING ADDRESS AND CONTACT INFORMATION
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REGULAR MAIL:   Jackson/IMG Service Center, P.O. Box 30392, Lansing, MI 48909-7892

OVERNIGHT MAIL: Jackson/IMG Service Center, 1 Corporate Way, Lansing, MI 48951

CUSTOMER CARE: 800/777-7779 (8:00 a.m. to 8:00 p.m. ET) or contactus@jnli.com
               FAX: 517/706-5540
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

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         Not FDIC/NCUA insured * Not Bank guaranteed * May lose value
                Not a deposit * Not insured by any federal agency
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